UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earlies event reported): May 22, 2026 (May 13, 2026)

GROOVE BOTANICALS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-23476	84-1168832
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

310 Fourth Avenue South, Suite 7000, Minneapolis, MN	55415
Address of principal office executive offices	Zip Code

Registrant’s telephone number, including area code: (612-315-5068)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Former Independent Registered Public Accounting Firm.

On May 13, 2026, M. S. Madhava Rao, Chartered Accountant (PCAOB ID 06662) (“Madhava Rao”) resigned as the independent registered public accounting firm of GROOVE BOTANICALS, INC., a Nevada corporation (the “Company”), effective immediately. Madhava Rao did not provide a reason for his resignation. On the same date, the Company’s Board of Directors, which also serves as the Company’s audit committee, accepted Madhava Rao’s resignation. The Company has authorized Madhava Rao to respond fully to the inquiries of GSKCA & Associates (“GSKCA”), the successor auditors.

Madhava Rao’s reports on the Company’s financial statements for the fiscal years ended March 31, 2025 and March 31, 2024 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that each such report contained an explanatory paragraph regarding substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years ended March 31, 2025 and March 31, 2024, and the subsequent interim period through May 13, 2026: (i) there were no disagreements between the Company and Madhava Rao on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Madhava Rao, would have caused reference to the subject matter of the disagreements in connection with his reports on the Company’s financial statements; and (ii) there were no “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Madhava Rao with the disclosures under this Item 4.01(a) and has requested from Madhava Rao a letter addressed to the Securities and Exchange Commission stating whether he agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New Independent Registered Public Accounting Firm.

On May 13, 2026, concurrently with its acceptance of Madhava Rao’s resignation, the Board of Directors of the Company (acting in its capacity as the Company’s audit committee) approved the engagement of GSKCA & Associates (“GSKCA”) as the Company’s new independent registered public accounting firm, effective immediately.

During the Company’s two most recent fiscal years ended March 31, 2025 and March 31, 2024, and the subsequent interim period through May 13, 2026, neither the Company nor anyone acting on behalf of the Company had consulted GSKCA regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, nor did GSKCA provide a written report or oral advice to the Company that GSKCA concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter from M. S. Madhava Rao, Chartered Accountant dated May 21, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROOVE BOTANICALS INC.

Date: May 22, 2026	By:	/s/ Kent Rodriguez
Chief Executive Officer

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